UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 11, 2019

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55167	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 Edina Industrial Blvd Edina, MN 55439	55439
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements.

Item 4.01. Changes in Registrant’s Certifying Accountant

On July 11, 2019, our Board of Directors approved the engagement of Assurance Dimensions, Inc. as our independent registered public accounting firm. The engagement was due to the recent acquisition of Soles Heyn & Company, LLP’s (SHCPA) SEC practice; SHCPA is our existing certifying accountant.

The former certifying accountant, SHCPA has provided PetVivo Holdings, Inc. (the “Company”), prior to its filing with the Securities and Exchange Commission (the “SEC”), with a letter addressed to the U.S. Securities and Exchange Commission stating it agrees with the statements in this Item 4.01 of this Form 8-K. A copy of the letter is filed concurrently herewith as Exhibit 16.1.

SHCPA’s report on the Company’s financial statements for the fiscal years ended March 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as set forth herein. SHCPA’s reports on the Company’s financial statements for the fiscal years ended March 31, 2018 and 2017 contained an explanatory paragraph regarding the significant doubt about the Company’s ability to continue as a going concern.

During the two-year period ended March 31, 2019 and the subsequent period through the date of filing of this report, (i) there have been no disagreements with SHCPA, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of SHCPA, would have caused SHCPA to make reference to the subject matter of the disagreement in connection with its reports; (ii) no such disagreement was discussed with the audit committee of the Company’s board of directors or with our board of directors as a whole; and (iii) there have been no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years and through the engagement date, we did not consult with Assurance Dimensions, Inc. regarding either (1) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (2) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Section 5 - Corporate Governance and Management.

Item 5.02. Appointment of Certain Officers.

Pursuant to a meeting of the Board of Directors of PetVivo Holdings, Inc. on July 11, 2019, the Company appointed several officers to key positions as follows:

i)	John Lai, who is currently the President and a Director and is 56 years of age, to the position of Chief Executive Officer for term that is yet to be decided;

ii)	John Carruth, who is currently the Acting Chief Financial Officer and is 30 years of age, to the position of Chief Financial Officer for a term that is yet to be decided; and

iii)	John Dolan, who is currently a Director and is 54 years of age, to the position of Secretary.

On July 11, 2019, the Company’s Board of Directors elected Gregory Cash, age 62, to the position of Chairman of the Board for a term that is yet to be decided.

None of the above-named individuals have any family relationships with other directors or officers of the Company nor are they participants to any contracts, plans or arrangements, written or not, related to their above-appointed positions pursuant to this Item 5.02.

Backgrounds

John Lai. Mr. Lai has been a director and senior executive officer since March 2014, including being our President since March 2014 and our Chief Financial Officer from April 2018 to July 11, 2019, and serving as our Chief Executive Officer from March 2014 to May 2017. From March 2012 to April 2016, Mr. Lai also was Chief Executive Officer and a director of Blue Earth Resources, Inc., a small public company which acquired and managed working interests in producing oil and gas leases in Louisiana. Mr. Lai has over thirty years of senior executive and operational management and financial experience while holding key executive positions with several public companies in various industries.

John Carruth. Mr. Carruth has spent several years in the accounting field with continually-progressing responsibilities. His areas of expertise include internal controls over financial reporting, SEC reporting, and GAAP compliance. He holds three degrees in accounting, including a Master of Accountancy degree from the University of Minnesota (2016) where the coursework surrounded navigating the SEC, SOX and the Dodd Frank Act. He has been employed at Merrill Corporation, where he worked on SEC reporting; at Prime Therapeutics, where he worked on special projects; and most recently at Supervalu focusing on GAAP compliance and emerging and special projects. At Supervalu he was responsible for over a third of the distribution accounting P&L by revenue at any given time. Over the last 5 years Mr. Carruth has held the titles of Intern, Accountant, Accountant I, Accountant II, Sr. Accountant, Controller, and now CFO.

John F. Dolan. Mr. Dolan has been a director since March 2014, and he served as our Chief Financial Officer from March 2014 to November 2017. Since March 2013, Mr. Dolan also has served as corporate and intellectual property (IP) counsel for KILO, Inc., an alternative energy company. From June 2000 to July 2012, Mr. Dolan was a shareholder in the intellectual property group of the Minneapolis law firm of Fredrikson & Byron, where he specialized in securing and protecting domestic and foreign patent and other IP rights for various clients including biomaterials technology and products.

During the past five years, Mr. Dolan also has provided consulting services to several early stage companies on all aspects of IP asset protection as well as new technology and corporate development. His extensive career in the intellectual technology field includes serving as a patent examiner with the U.S. Patent and Trademark Office (USPTO). Mr. Dolan’s role as a cofounder of the company and his extensive experience in processing patent and legal trademark applications through the USPTO are material factors regarding his qualifications to serve on our Board of Directors.

Gregory D. Cash, age 62, has more than 35 years senior management and/or key sales and marketing executive experience in the life sciences industry, including being Chief Executive Officer or Division President of leading cardiovascular medical device companies. Since 2011, he has been the Chief Executive Officer and principal owner of Argent International LLC, Minneapolis, MN, a consulting firm he founded to provide management, marketing and financial consulting services to start-up and established companies in the life sciences industry. Prior to founding Argent, Mr. Cash served for over thirty years in senior executive management or marketing roles with leading medical device companies, including five years with Boston Scientific Corporation and over twelve years with Medtronic, Incorporated. His many industry achievements also feature extensive and high-level overseas experience including being Chief Executive Officer or a senior marketing executive of both start-up and established international medical device companies in European countries including The United Kingdom, France and Italy, as well as serving for several years as the Senior Marketing Manager in Asia for all Medtronic product lines.

Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

a.	None
b.	Exhibits

Exhibit No.	Document
16.1	Letter from Soles, Heyn & Company dated July 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETVIVO HOLDINGS, INC.

Date: July 17, 2019	By:	/s/ John Lai
John Lai
President